UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  ____________

                                    FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                      November 5, 2007 (October 30, 2007)
                                   ____________

                        DIALYSIS CORPORATION OF AMERICA
           (Exact name of registrant as specified in its charter)

          Florida                       0-8527              59-1757642
(State or other jurisdiction          (Commission         (IRS Employer
      of incorporation)               File Number)       Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                 21090
   (Address of principal executive offices)                  (Zip Code)

    Registrant's telephone number, including area code: (410) 694-0500

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
          Year.

     On October 30, 2007, the Company's board of directors approved an amendment to the Company's By-laws to provide for its common stock to be eligible for a Direct Registration Program ("DRP") as required by Nasdaq Rule 4350(1). A DRP permits an investor's ownership of the Company's securities to be recorded and maintained on the books of the Company's transfer agent in book-entry form. This means physical stock certificates are not issued, although shareholders may still request a stock certificate. Shareholders will receive transaction advices and annual statements as to their stock holdings from the Company or its transfer agent.

     Section 14.2 is the amendment to the Company's By-laws, providing for recordation of stock ownership in book-entry form. Exhibit (3)(ii) attached to this Current Report on Form 8-K is the complete By-laws, as amended.


Item 9.01 Financial Statements and Exhibits

     (d)     Exhibits

              (3) (ii)     By-laws as amended


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Daniel R. Ouzts
                                       By______________________________
                                          DANIEL R. OUZTS
                                          Vice President of Finance, Chief
                                          Financial Officer, Chief Accounting
                                          Officer and Treasurer

Dated:  November 5, 2007

                                 EXHIBIT INDEX

Exhibit
Number
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(3)(ii)     By-laws as amended